2Q20 Earnings July 21, 2020 Exhibit 99.2

Important Notice This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the acquisition by CIT Bank of Mutual of Omaha Bank, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that: (i) CIT is unsuccessful in implementing its strategy and business plan, including planned or potential acquisitions or divestitures; (ii) CIT is unable to react to and address key business and regulatory issues; (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements; (iv) CIT becomes subject to liquidity constraints and higher funding costs; (v) the parties to a transaction do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT Bank experiences difficulties and delays in integrating CIT Bank’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits; (vii) changes in asset quality and credit risk, interest rates and capital markets or other economic conditions; or (viii) the duration, extent and severity of the recent COVID-19 (coronavirus) pandemic, including its impacts across our business, operations and employees as well as its effect on our customers and service providers and on economies and markets more generally. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2019, and our latest quarterly report on Form 10-Q for the quarter ended March 31, 2020, both of which were filed with the Securities and Exchange Commission. Information regarding CIT’s capital ratios consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as CIT completes its financial statements. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. Non-GAAP Financial Measures Net finance revenue, net operating lease revenue and average earning assets are non-GAAP measurements used by management to gauge portfolio performance. Operating expenses excluding restructuring costs and intangible amortization is a non-GAAP measurement used by management to compare period over period expenses. Net efficiency ratio measures operating expenses (net of restructuring costs and intangible amortization) to our level of total net revenues. Total assets from continuing operations is a non-GAAP measurement used by management to analyze the total asset change on a more consistent basis. Tangible book value and tangible book value per common share are non-GAAP metrics used to analyze banks. Net income excluding noteworthy items, income from continuing operations excluding noteworthy items, and Return of Tangible Common Equity excluding noteworthy items are non-GAAP measures used by management. The Company believes that adjusting for these items provides a measure of the underlying performance of the Company and of continuing operations.

# Executing on Our Strategies

| # | Area | Strategies | 2Q20 Accomplishments |
|---|---|---|---|
| 1 | Grow Core Businesses | ▪ Deepen client relationships<br>▪ Provide value-added products and services to our clients | ✓ Total loans and leases decreased during the quarter, primarily due to a decline in customer receivables within our factoring business and the repayment of defensive revolver drawdowns. Average loans and leases grew 2% from the prior quarter<br>✓ Origination activity focused on certain key verticals in Commercial Banking where we have leadership positions and deep expertise<br>✓ Recent commercial loan originations have wider credit spreads and stronger structural protections, including interest rate floors |
| 2 | Optimize Balance Sheet | ▪ Enhance funding and deposits<br>▪ Optimize capital structure | ✓ Average outstanding deposit costs decreased 27 bps compared to the prior quarter, reflecting an 80 bps reduction in our online Savings Builder Rate<br>✓ Utilized excess liquidity to repurchase $235 million of unsecured Bank Notes at a discount<br>✓ Issued $500 million of 3.929% senior unsecured debt at the BHC |
| 3 | Enhance Operating Efficiency | ▪ Maintain vigilance on expenses<br>▪ Improve operating leverage | ✓ Reduced full year 2020 target operating expenses by $25 million, as we are realizing both cost savings and MOB cost synergies ahead of schedule<br>✓ Remain focused on continuous improvement in operating efficiency |
| 4 | Maintain Strong Risk Management | ▪ Maintain credit discipline focusing on strong collateral and structure<br>▪ Maintain strong liquidity and capital risk management practices | ✓ Strong Capital Position - CET1 ratio of 10.0%, well in excess of CCB(1)<br>✓ Robust liquidity position – available cash and High Quality Liquid Securities(2) of $13.1 billion or 21% of total assets<br>✓ Strong allowance for credit losses – 3.21% of total loans<br>✓ Proactive portfolio management and disciplined credit underwriting |

(1) Capital conservation buffer.
(2) Available cash consists of the unrestricted portions of Cash and due from banks and interest-bearing cash, excluding cash not accessible for liquidity, such as vault cash and deposits in transit. High Quality Liquid Securities consist of readily marketable, unpledged securities, as well as pledged but not drawn against at the FHLB and available for sale and generally is comprised of Treasury and Agency securities held outright or via reverse repurchase agreements.

CIT | 2Q20 Earnings 2

# Supporting Our Customers

## Customer Loan Support – Payment Deferrals

| Business | Contracts Deferred (# of) | % of Total(1) | Amount Outstanding ($ in millions) | % of Total(2) | Commentary |
|---|---|---|---|---|---|
| Consumer Banking (Mortgages) | ~1,700 | 8% | ~$630 | 8% | ▪ ~57% in LCM portfolio where loans are significantly discounted[4] ▪ ~30% of all CV19 contracts current at 6/30/20 |
| Commercial Finance (ex. Factoring) | ~160 | 3% | ~$800 | 5% | ▪ Top industries impacted - Gaming, Commercial Air and Franchise ▪ 77% of contracts have made a payment during Q2 |
| Real Estate Finance | ~25 | 1% | ~$355 | 5% | ▪ Top industries impacted – Hotel/Motel and Retail ▪ 78% of contracts have made a payment during Q2 |
| Business Capital(3) | ~10,390 | 5% | ~$550 | 10% | ▪ Top industries impacted – Transportation, Accommodation & Food Services, Manufacturing, Business Services[5], Construction ▪ 68% of contracts have made a payment during Q2 |
| SBA Lending | ~110 | 8% | ~$180 | 20% | ▪ Secured by real estate ▪ Majority of loans are Section 504 loans ▪ 96%[4] in California |
| Factoring | ~1,300 invoices | 2% | ~$250 | 11% | ▪ The top 20 accounts make up 70% of the total invoices and are currently paying |

## Highlights

- 80%-90% of all deferment requests received during the month of March and April across all portfolios
- Underwriting each modification in Commercial Finance and Real Estate Finance to ensure a path to recovery
- ~55% of mortgage deferments expired[6]
  - ~45% requested additional term
  - ~30% current at time of expiration
- ~12%[7] of Business Capital deferrals expired (Still early days)
  - ~60% are current
  - ~5% requested a second deferral
  - ~35% remain delinquent
- Heightened monitoring and proactive outreach to assist with modifications requests and evaluate need for further assistance

(1) % of Total is calculated as number of contracts deferred over the total contracts of each respective business
(2) % of Total is calculated as amount outstanding over total loans & leases of each respective business. For factoring, represents outstanding invoices over total exposure of $2.3 billion
(3) Amount outstanding of $550 million, includes ~$90 million from the discontinued Franchise business in EF
(4) Based on amount outstanding
(5) Specifically Administration & Support of Waste Management
(6) Status as of June 30, 2020; % is based off of number of contracts
(7) Expirations as of July 10, 2020 with status as of July 17, 2020; % is based off of number of contracts and excludes Mid-Ticket Franchise

CIT | 2Q20 Earnings 3

Net loss to common shareholders decreased $531 million and diluted loss per share decreased $5.41 Noteworthy items(3) increased net loss after tax by $36 million, including a $24 million restructuring charge and $13 million of MOB merger and integration costs Provision for credit losses reflected a net charge-off related to the bankruptcy of a single factoring customer and the continued impact of the current market environment Slide 16 includes an ACL reserve walk for the current quarter Certain balances may not sum due to rounding. See appendix for Non-GAAP Disclosures for a reconciliation of non-GAAP to GAAP financial information, and non-GAAP tables in the corresponding earnings release. Net of depreciation, maintenance, and other operating lease expenses. See page 29 for additional detail. Quarterly Earnings Summary – Reported(1) Net loss/income to common shareholders decreased $226 million and diluted EPS decreased $2.32 MOB acquisition impacts the comparability of current quarter results to the year-ago quarter vs. Prior Quarter vs. Year-ago Quarter

Net loss to common shareholders decreased $177 million and diluted loss per share decreased $1.81, reflecting a $246 million decrease in the provision for credit losses, reflecting the aforementioned net charge-off related to the bankruptcy of a single factoring customer and the continued impact of the current market environment Effective tax rate of 52%, reflects the impact of a change in the expected annualized effective tax rate for the year Certain balances may not sum due to rounding. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information, and non-GAAP tables in the corresponding earnings release. Net of depreciation, maintenance, and other operating lease expenses. Quarterly Earnings Summary Excluding Noteworthy Items (Non-GAAP)(1) Net loss/income to common shareholders decreased $190 million and diluted EPS decreased $1.95 MOB acquisition impacts the comparability of current quarter results to the year-ago quarter vs. Prior Quarter vs. Year-ago Quarter

Certain balances may not sum due to rounding. EPS based on 98.4 million average diluted shares outstanding. Dollar impacts are rounded. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information, and non-GAAP tables in the corresponding earnings release. Second Quarter Impact of Noteworthy Items (Non-GAAP)(1) Restructuring Costs: $24 million (after-tax) ($0.24 per diluted common share) restructuring charge, primarily related to compensation and benefits expenses and contract terminations MOB Merger and Integration Costs: $13 million (after tax) ($0.13 per diluted common share) in merger and integration costs related to the MOB acquisition

Net Finance Revenue decreased by $58 million driven by: Lower income on loans from lower interest rates on the floating rate loan portfolio and cash and investments portfolio and a mix shift into interest earning cash Partially offset by asset growth Lower net operating lease income in Rail, primarily due to lower utilization and renewal rates and higher maintenance costs Lower deposit costs from lower rates in all deposit channels Partially offset by deposit growth, primarily in the online channel Net Finance Margin decreased by 59bps (See the next slide for more details) Certain balances may not sum due to rounding. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information. Purchase accounting accretion. Net of credit balances of factoring clients. Loans and leases include assets held for sale. Net Finance Margin (NFM) – Excluding Noteworthy Items(1) Net Finance Revenue decreased $53 million, driven by: Lower income on loans from lower market rates Partially offset by asset growth, including the MOB acquisition Lower income on cash and investment securities Lower net operating lease income in Rail Lower deposit costs from lower rates, especially in the online and branch channels, and from the addition of lower-cost HOA deposits Net Finance Margin decreased by 99 bps (See the next slide for more details) Net Finance Revenue & Net Finance Margin ($ in millions) vs. Prior Quarter vs. Year-ago Quarter

# Net Finance Margin Trends – Excluding Noteworthy Items[1]

### Net Finance Margin Walk 1Q20 to 2Q20



2.73%
(73) bps
(10) bps
(4) bps
21 bps
7 bps
2.14%
1Q20
Cash & Investment Income, Loan Income, and Asset Mix
Rail Net Operating Lease Revenue
Net Purchase Accounting and Prepayment Benefits (2)
Deposit Costs
Borrowing Costs
2Q20

### Net Finance Margin Walk 2Q19 to 2Q20



3.13%
(132) bps
(22) bps
(12) bps
52 bps
15 bps
2.14%
2Q19
Cash & Investment Income, Loan Income, and Asset Mix
Rail Net Operating Lease Revenue
Net Purchase Accounting and Prepayment Benefits (2)
Deposit Costs
Borrowing Costs
2Q20

## Highlights

**vs. Prior Quarter**

- (73) bps driven by lower market rates on assets as well as a higher mix of cash
  - ~(40) bps on lower loan yield
  - ~(30) bps from higher cash levels, lower investment balances and lower market rates on the cash
- (10) bps due to lower operating lease yields in Rail
- (4) bps from lower PAA and FSA
- 21 bps due to lower deposit costs reflecting lower market rates
- 7 bps increase driven by lower borrowing rates

**vs. Year-ago Quarter**

- (132) bps reduction from lower markets rates on assets, higher mix of low-yielding cash and the addition of lower-yielding MOB loans
  - ~(90) bps on lower loan yields
  - ~(40) bps from high cash levels, lower investments and lower market rates
- (22) bps due to lower operating lease yields in Rail
- (12) bps from lower interest PAA, and lower interest recoveries
- Offset by an increase of 52 bps due to lower deposit costs and a 15 bps increase from lower borrowing rates

(1) See appendix for details on noteworthy items. See also Non-GAAP Disclosures for a reconciliation of non-GAAP to GAAP financial information.
(2) Purchase accounting accretion net of income associated with indemnification asset.

CIT | 2Q20 Earnings 8

Other non-interest income decreased $28 million from the prior quarter, primarily driven by: Lower factoring commissions due to lower volumes as a result of the retail shutdown Lower gains on the sale of loans, investment securities and railcars Lower fee income from the slowdown in origination activity in the current quarter A negative mark-to-market of $8 million in the prior quarter on credit valuation adjustments (CVA) related to customer derivatives Certain balances may not sum due to rounding. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information. Other Non-Interest Income – Excluding Noteworthy Items(1) Other non-interest income decreased $4 million from the year-ago quarter due to: Lower factoring commissions due to lower volumes as a result of the retail shutdown Lower gain on the sale of loans, partially offset by higher gains on the sale of railcars Partially offset by higher gains on investment securities Other Income vs. Prior Quarter vs. Year-ago Quarter

All Other Expenses Operating Expenses(1) – Excluding Noteworthy Items(2) vs. Prior Quarter vs. Year-ago Quarter Certain balances may not sum due to rounding. In addition to the exclusion of noteworthy items, operating expenses also exclude amortization of intangible assets. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information. Total operating expenses exclusive of noteworthy items and amortization of intangible assets divided by total net revenue (net finance revenue and other non-interest income). (3) Operating Expenses decreased $14 million due to: Lower employee costs, as the prior quarter was elevated due to annual benefit restarts and the acceleration of expenses related to retirement-eligible employees Lower advertising and market costs, primarily driven by lower costs related to deposit gathering Lower travel and entertainment expenses Higher insurance costs related to an increase in FDIC insurance Operating Expenses increased $33 million compared to the year-ago quarter, primarily from the addition of MOB-related expenses

Consolidated Average Balance Sheet vs. Prior Quarter vs. Year-ago Quarter Net of credit balances of factoring clients. Loans and leases include assets held for sale. AEA increased 7% from the prior quarter, primarily driven by the growth in commercial loans and interest earning cash Average loans and leases grew 2% Total loans and leases decreased during the quarter, primarily due to a decline in customer receivables within our factoring business and the repayment of defensive revolver drawdowns. AEA increased 25% from the year-ago quarter, primarily from the MOB acquisition and growth in interest earning cash

# Commercial Banking and Consumer Banking Average Loans and Leases[1]

## Commercial Banking



($ in billions)
$30.0
$30.5
$30.6
$35.3
$36.1
5.1
5.3
6.5
13.0
5.2
5.4
6.5
13.4
5.2
5.3
6.7
13.4
5.3
7.6
6.8
15.5
5.3
7.7
7.0
16.1
2Q19
3Q19
4Q19
1Q20
2Q20
Commercial Finance
Rail, N.A.
Real Estate Finance(2)
Business Capital

## Consumer Banking



$6.7
$6.6
$6.6
$8.6
$8.6
4.0
2.6
4.3
2.3
4.5
2.2
6.5
2.2
6.6
2.1
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
Legacy Consumer Mortgages (LCM)
Consumer and Community Banking

## Highlights

**Core Average Loans and Leases[3]**

- **Vs. Prior Quarter:** +2%
- **Vs. Year-ago Quarter:** +25%
- **Vs. Year-ago Quarter ex MOB:** +7%

**Commercial Banking**

- **Vs. Prior Quarter:** Average loans and leases increased primarily from growth in the Commercial Finance Division
- **Vs. Year-ago Quarter:** Average loans and leases increased 20%, primarily driven by the MOB acquisition as well as growth in legacy Commercial Finance, Rail and Business Capital

**Consumer Banking**

- **Vs. Prior Quarter:** Average loans were flat, reflecting an increase SBA Lending, and participation in the Paycheck Protection Program, offset by decreases in LCM and Consumer Lending
- **Vs. Year-ago Quarter:** Average loans increased 30%, driven by the MOB acquisition, partially offset by the sale and continued run-off of loans in the LCM portfolio

Certain balances may not sum due to rounding.

(1) Net of credit balances of factoring clients and including assets held for sale.

(2) Real Estate Finance includes legacy non-SFR currently in run-off in the amounts of $392 million, $413 million, $449 million, $470 million, and $495 million for 2Q20,1Q20, 4Q19, 3Q19, and 2Q19, respectively.

(3) Core portfolios is total loans and leases net of credit balances of factoring clients, excluding LCM and NSP, and totaled $42,646 million, $41,754 million, $35,081 million, $34,798 million, and $34,014 million for 2Q20, 1Q20, 4Q19, 3Q19, and 2Q19, respectively.

CIT | 2Q20 Earnings

12

Average Funding Mix Certain balances may not sum due to rounding. Average deposits represented 85% of CIT’s funding, down slightly from 86% last quarter and unchanged from the year-ago quarter Average deposits from the prior quarter increased $3.2 billion, driven by growth in the online, commercial and HOA deposit channels Average unsecured borrowings comprised 8% of the funding mix The weighted average coupon on our unsecured senior and subordinated debt was 4.75% with a weighted average maturity of approximately 3.8 years Average secured borrowings increased to 7% of the funding mix, primarily reflecting higher average balances in FHLB advances

Average Deposit Mix and Cost of Deposits vs. Prior Quarter vs. Year-ago Quarter Deposits by Type Deposits by Channel ($ in billions) Average deposit costs decreased 27 bps, from lower rates in all deposit channels and growth in our lower cost commercial and HOA deposit channels Average deposit balances increased 8% driven primarily by growth in the online, commercial and HOA deposit channels Average deposit costs decreased 74 bps, primarily from the addition of HOA deposits acquired in the MOB transaction as well as lower rates in in all other deposit channels Average deposits increased 27% from the addition of the HOA deposits acquired in the MOB transaction and growth in online, branch and commercial deposits

Asset Quality Trends ($ in millions) Non-accrual Loans Net Charge-offs As a percent of average loans, excluding loans held for sale. Excluding noteworthy items. See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information. (1) Total Provision for Credit Losses(2) Allowance for Credit Losses $97

# Provision Down Significantly from Prior Quarter while Reserve Build Reflects June Scenario and Updated Assumptions

## Q2 Provision for Credit Losses



$224
$69
$58
$73
$24
$107M Build of ACL on collectively evaluated loans net of the ($39M) Off-BS Reserve Release
NCO's of $97M less the Release on Individually Evaluated Loans of ($73M)
2Q20
Total Provision
Build of ACL on Collectively Evaluated Loans & off-BS Reserve Release
Build of ACL on Indivdually Evaluated Loans
Single Factoring Charge-Off

## Total Allowance Walk



$1,231
$120
$1,111
$(73)
$58
$107
$(39)
$1,284
$81
$1,203
Total Reserves 3/31/20
Release of ACL on Individually Evaluated Loans
Build of ACL on Individually Evaluated Loans
Build of ACL on Collectively Evaluated Loans
Off-BS Reserve Release
Total Reserves 6/30/20
On-Balance Sheet Reserve
Off-Balance Sheet Reserve

## Key Highlights – June 30, 2020 ACL

June Baseline scenario utilized for quantitative reserve

| | 2Q20 | 3Q20 | 4Q20 | 2020-2021 |
|---|---|---|---|---|
| GDP(1) | -33.4% | 19.8% | 0.1% | -2.6% |
| Unemployment(2) | 14.0% | 9.1% | 9.5% | 9.7% |

Qualitative adjustments for other factors include:

- Macroeconomic uncertainty that consider alternative scenarios
- Risk to specific industries or portfolio segments
- Sensitivity of quantitative results to changes in assumptions
- Model uncertainty given unprecedented macroeconomic environment

- Reasonable and supportable period is defined as life of the loan.
  - More than ¾ of the portfolio consists of commercial loans, which have a weighted average life between 2.0 and 2.5 years
- Second quarter provision down more than 50% from the prior quarter while reflecting higher NCOs and higher coverage rate on lower loan balance
- Significant capacity in ACL and remaining capital buffer to absorb potential losses

Certain balances may not sum due to rounding.
(1) 2Q20 – 4Q20: GDP represents real GDP growth, annualized percentage change / 2020-2021: GDP represents real GDP level, Q421 – Q419 % change
(2) 2Q20 – 4Q20: Unemployment represents the unemployment rate / 2020-2021: Unemployment represents peak unemployment rate in 2021

CIT | 2Q20 Earnings
16

# Robust Liquidity and Informed by Stress Scenarios

## Liquidity Position

| ($ in millions) | as of June 30, 2020 Consolidated |
|---|---|
| Available Cash[1] | 7,882 |
| HQL Securities (unencumbered)[2] | 5,267 |
| **Liquid Assets[3]** | **13,149** |
| FHLB (Available to Bank)[4] | 3,273 |
| ABL (Available to Parent)[4] | 720 |
| Revolver (Available to Parent)[4] | 260 |
| **Total Contingent Sources** | **4,253** |
| **Total Liquid Assets & Contingent Sources** | **17,402** |

**Excludes Federal Reserve Bank Discount Window Availability**

## Loan and Leases-to-Deposit Ratio



93%
109%
91%
108%
94%
109%
95%
109%
87%
99%
2Q19
3Q19
4Q19
1Q20
2Q20
Consolidated
Bank

## Highlights

- We hold liquidity levels to meet expected needs under both normal and stressed environments
- ~$2.5 billion of Liquid Assets and contingent liquidity availability at the Parent to support the needs of the Parent and serve as a source of additional strength for CIT Bank
- Liquid Assets comprised of available Cash and HQL securities which represents ~21% of consolidated assets at June 30, 2020
  - ~73% - Agency securities and debentures
  - ~27% - Treasury and GNMA securities
- Most of our Liquid Assets are held at the Bank, commensurate with our assets
- Loans and leases to deposit ratio was 87% at CIT Bank and 99% at consolidated CIT Group. The decrease in both ratios reflects strong deposit growth in quarter

1. Available Cash consists of the unrestricted portions of balances as Cash and due from banks and Interest-bearing cash, with additional restrictions to account for cash not accessible for liquidity, such as vault cash and deposits in transit.
2. High Quality Liquid Securities consist of readily marketable, unpledged securities, as well as securities pledged but not drawn against at the FHLB and available for sale; generally comprises Treasury and Agency securities held outright or via reverse repurchase agreements
3. Liquid Assets includes available cash and High Quality Liquid Securities
4. Shown net of borrowings, Letter of Credit utilization and high quality liquid securities pledged but included in liquid assets

CIT | 2Q20 Earnings 17

Intend to build the CET1 ratio to 10.5% Timing will depend on the severity and duration of the current downturn Well Capitalized and Able to Withstand Severely Adverse Stress Scenario Capital Stack Prudent Capital Management Capital levels well in excess of the capital conservation buffer (CCB) Capital actions in the quarter included a regular quarterly cash dividend of $0.35 per common share, a regular semi-annual dividend of $29 per series A preferred share and a regular quarterly dividend of approximately $0.35 per Series B preferred share CET 1 ratio increased to 10.0% reflecting lower Risk Weighted Assets (RWAs) RWAs decreased by $2.2 billion compared to the prior quarter, primarily driven by a decline in loans and a mix shift to assets with lower risk weightings, including cash and Paycheck Protection Program (PPP) loans.

2Q20 Key Performance Metrics – Continuing Operations See appendix for details on noteworthy items. See also Non-GAAP Disclosures in the appendix for a reconciliation of non-GAAP to GAAP financial information, and non-GAAP tables in the corresponding earnings release. Core portfolios is total loans and leases net of credit balances of factoring clients, and excludes LCM and NSP. Total operating expenses exclusive of amortization of intangible assets divided by total revenue (net finance revenue and other non-interest income).

3Q and 4Q Outlook (compared to 2Q20) Net Revenue Net Finance Margin: Improve 10-20 basis points Lower deposit cost Reduce excess liquidity Other Non-Interest Income: Increase 5%-10% Increase factoring commissions Increase portfolio management activity resulting in higher gain on sales of assets Balance Sheet Average Loans and Leases: Flat Reflecting lower 2Q end of period balances Expense Management Operating Expenses(1) : Down from current levels; new annual 2020 target of $1.185 billion Effective Tax Rate: Normalized to 27%-28% (excluding discrete items) Capital and Credit Management Provision: Continue to decline in 3Q and further in 4Q, assuming no significant change in the current or macro economic forecast Capital Levels (CET1): Remain in 9.8% -10% area depending on asset growth and the mix of lower risk-weighted assets Select Outlook Commentary Excluding noteworthy items and intangible asset amortization

Appendix

## Areas of Focus in the Current Macro Environment

***The CIT Portfolio includes $37.5 billion of Total Loans and ~$0.95 billion of Off-BS Factored Receivables***



All Other Loans, 85%
Focus Areas, 15%
Retail-Related RE, 2%
Hotels/Lodging, 2%
Senior Living, 1%
Gaming, 1%
Franchise, 1%
Factoring, 4%
O&G, 3%
Aviation, 2%

| Higher-Risk Industries | O/S Loans & Off BS Factoring Receivables | Further Discussion |
|---|---|---|
| Retail Receivables (Factoring) | ~$1.7 billion | Page 23 |
| Oil & Gas | ~$990 million | Page 24 |
| Commercial Air | ~$870 million | Page 25 |
| Retail Related Real Estate | ~$660 million | Page 26 |
| Hotels/Lodging | ~$630 million | Page 27 |
| Senior Living | ~$430 million | Page 28 |
| Gaming | ~$400 million | Page 27 |
| Franchise | ~$285 million | Page 28 |
| **Total** | **~$6.0 billion** | |

Certain balances may not sum due to rounding.
Note: Percentages are using total Loans of $37.5 billion and Off-BS factoring receivables of ~$0.95 billion for a total of ~$38.5 Billion to calculate % of portfolio

CIT | 2Q20 Earnings 22

# Factoring Business Exposure is Primarily to the Retail Sector

***Over 90 Year Track Record Building Deep Industry Expertise and Relationships***

## Portfolio View

- Retail exposure of ~$1.7 billion of total on and off balance sheet exposure(1).
  - Down from $2.9 billion at 1Q20 as collections outpaced factoring volume due to COVID-19 impact
  - Consists principally of unsecured, short term (30-90 day) discretionary lines
- At 2Q20, ~$250 million of factored invoices with extended terms by 30 to 90 days.
  - Down from ~$900 million at April
- Top 5 customers all highly rated (A to AA) and comprise ~42% of total exposure
- Next 10 exposures of $25 - $48 million comprising ~23%
  - 50% are investment grade
  - Largest non-investment grade exposure is ~$48M
  - Most have significant online presence
- Remaining ~$600 million of customer exposures diversified over 28,000 accounts
- To mitigate risks, where appropriate and available, we have increased letters of credit, cash collateral and/or wound down our exposures

## Portfolio Characteristics

### Retail Customer Ratings



AA 19%
AA- 5%
A+ 11%
A 10%
BBB+ 5%
BBB 5%
BBB- 3%
Below Investment Grade 14%
Not Rated (2) 28%

### Credit Metrics(3)

| Retail Exposure | % Non-Accrual | COVID Mods |
|---|---|---|
| ~$1.7B | N/A | N/A |

Certain balances may not sum due to rounding.
(1) Total Factoring exposure of ~$2.3 billion of which ~$1.4 billion is on balance sheet and ~$0.95 billion is off balance sheet. Remaining exposure is to manufacturers and wholesale trade.
(2) Includes customers who are not rated or where ratings not available
(3) % Non-Accrual is calculated as a % of the industry's exposure

CIT | 2Q20 Earnings 23

# Oil & Gas Lending

***~53% of Oil & Gas Loans in Midstream and Energy Services***

| | Category | Funded Exposure ($ M) | Line Utilization | Credit Metrics[3] | Commentary | Portfolio Overview |
|---|---|---|---|---|---|---|
| Oil & Gas Loans[1] | Exploration & Production (~48%) | ~$475[1] | 72% | Non-Accrual (%):~7%<br>COVID Mods: ~$15M | Geographically diversified across the major producing basins<br>Oil ~55%/Gas~45% | ▪ $0.5 billion of reserve based lending to E&P companies, with a carrying value of 88%[2]<br>▪ More than 70% of the book is hedged over $55/bbl in 2020<br>▪ More than 65% of the book is hedged over $50/bbl in 2021<br>▪ Majority of portfolio secured by:<br>▪ Traditional reserve-based lending assets<br>▪ Working Capital assets<br>▪ Long-lived fixed assets |
| | Midstream (~44%) | ~$430 | 68% | Non-Accrual (%):~4%<br>COVID Mods: N/A | Long lived infrastructure that store and transport essential commodity products | |
| | Energy Services (~9%) | ~$85 | 53% | Non-Accrual (%):~17%<br>COVID Mods: ~$15M | 95% of loans are asset backed<br>Collateral is not sector specific | |

(1) Includes ~$28 million in reserve based loans that were acquired in the MOB transaction.
(2) 88% includes loan discount and reserves to E&P
(3) % Non-Accrual is calculated as a % of the industry's exposure

CIT | 2Q20 Earnings

24

# Commercial Airlines Funded Exposure Primarily to Financial Sponsors

***Total Commercial Airline Funded Exposure of ~$870 million[(1)]***

**Portfolio View**

- Commercial Air funded exposure comprised of senior secured loans collateralized by aircraft, which are primarily widebody and narrowbody
- 83% of portfolio is backed by sponsors with significant equity positions in underlying collateral. The other 17% is direct to airlines secured by specific aircraft
- Pre-COVID average LTV ~58%
- Loans typically feature protective elements such as LTV covenants, cross-collateralizations and cross-default provisions
- Aircrafts have demonstrated very low asset value volatility through prior exogenous crises, though value declines from COVID-19 are expected to exceed prior dislocations
- Varying levels of government support across US, Western Europe and parts of Asia

**Portfolio Characteristics**

## Carrier Principal Location



United States of America 39%
France 13%
Australia 10%
Other(3) 38%

## Credit Metrics[(2)]

| Funded Exposure | % Non-Accrual | COVID Mods |
|---|---|---|
| ~$870M | ~10% | ~$145M |

Certain balances may not sum due to rounding.
(1) Includes exposure only to passenger aircrafts, excludes freighter exposure
(2) % Non-Accrual is calculated as a % of the industry's exposure
(3) Other includes 10 locations with no exposure greater than 8%

CIT | 2Q20 Earnings 25

# Retail-Related Real Estate

***Total Retail-Related Real Estate Funded Exposure of ~$660 million***

## Portfolio View

- Mall exposure is less than $70 million
- Most of remaining retail exposure is in shopping centers anchored by grocers, or life-style centers
- State concentration:
  - California – 32%
  - New York – 21%
  - Florida – 15%
  - No other state is greater than 5%

### Credit Metrics(1)

| | |
|---|---|
| Funded Exposure | ~$660M |
| % Non-Accrual | ~1% |
| COVID Mods | ~$75M |

## Portfolio Characteristics

### Retail Type
(Net Investment)



Restaurant 5%
Strip Retail 2%
Grocer 6%
Single Tenant 7%
General Retail 7%
Regional Mall 9%
Grocer-anchored 11%
Power Center 13%
Shopping center 40%

### Product Profile



Reposition/Bridge 23%
Construction 11%
Stabalized 65%

Certain balances may not sum due to rounding.
(1) % Non-Accrual is calculated as a % of the industry's exposure

CIT | 2Q20 Earnings

26

# Hotels/Lodging & Gaming

## Hotels/ Lodging - Portfolio View

- Total funded exposure: ~$630 million
- Supported by strong, well-known sponsors
- 76% full service, 15% luxury and 9% economy
- The majority of our loans were originated at 55%-65% loan to cost, and borrowers/sponsors have sizeable cash investments
- Only 5 (~$200M) of our 28 hotel loans are operating under payment deferral

## Hotels/ Lodging - Portfolio Characteristics

### Geographic Location



CA 15%
GA 14%
IL 12%
TX 12%
NY 10%
DE 6%
NJ 6%
FL 6%
KY 5%
DC 4%
ND 4%
Other 6%

### Credit Metrics(1)

| | |
|---|---|
| Funded Exposure | ~$630M |
| % Non-Accrual | ~5% |
| COVID Mods | ~$300M |

## Gaming - Portfolio View

- Total funded exposure: ~$400 million
- Majority of exposure is regional versus the destination gaming and tourist markets
  - Nevada exposure is not located on the main "strip"
- No delinquencies in the portfolio

## Gaming - Portfolio Characteristics

### Geographic Location



NV 25%
WI 14%
NY 8%
FL 7%
IL 6%
KY 6%
PA 6%
WA 5%
CT 4%
OK 4%
IA 3%
Other 11%

### Credit Metrics(1)

| | |
|---|---|
| Funded Exposure | ~$400M |
| % Non-Accrual | 0% |
| COVID Mods | ~$215M |

Certain balances may not sum due to rounding.
(1) % Non-Accrual is calculated as a % of the industry's exposure

CIT | 2Q20 Earnings 27

# Senior Living & Franchise Finance

## Senior Living - Portfolio View

- Total funded exposure: ~$430 million
- Geographically diverse
- Supported by strong, sophisticated Real Estate Equity investors and multi-site operators
- ~$125 million is stabilized; Remaining facilities constructed and opened in past few years and in various stages of lease up (average occupancy of ~75%[2])
- Average originated LTV ~60%

## Senior Living - Portfolio Characteristics

### Geographic Location



FL 34%
CA 17%
MI 11%
IA 9%
CO 8%
AZ 7%
TX 6%
Other[3] 9%

### Credit Metrics[1]

| | |
|---|---|
| Funded Exposure | ~$430M |
| % Non-Accrual | 0% |
| COVID Mods | ~$35M |

## Franchise - Portfolio View

- Total funded exposure: ~$285 million
- Majority to strong national brands principally in the quick-serve industry, as opposed to casual dining
- Geographically diverse as the 26% of "Other" exposure is spread out across the remaining 44 states not shown on the chart

## Franchise - Portfolio Characteristics

### Geographic Location



FL 16%
TX 7%
NY 7%
CA 7%
CO 6%
VA 6%
Other[3] 52%

### Credit Metrics[1]

| | |
|---|---|
| Funded Exposure | ~$285M |
| % Non-Accrual | ~1% |
| COVID Mods | ~$110M |

Certain balances may not sum due to rounding.
(1) % Non-Accrual is calculated as a % of the industry's exposure
(2) As of the end of April 2020
(3) Other includes no state exposure greater than 5%

CIT | 2Q20 Earnings 28

Quarterly Noteworthy Items Per share impact based on 98 million, 98 million, 95 million, 105 million, 114 million, and 125 million average diluted shares outstanding for 2Q20, 1Q20, 3Q19, 4Q18, 3Q18, and 2Q18 respectively.

Leading Positions and Strong Franchises in our Core Businesses Certain balances may not sum due to rounding. Net of credit balances of factoring clients. Consumer Banking (2Q20; $ in billions) (1) Commercial Banking Commercial Finance: Middle-market lender with deep specialized industry knowledge and collateral expertise in providing differentiated lending and leasing solutions; among the nation’s largest providers of factoring services Includes Middle-market Relationship Banking Business Capital: Leading equipment lessor and lender to small and mid-size enterprises through innovative technology Rail: Leading railcar lessor with young, diverse fleet providing logistic and management support for railroads and bulk shippers across North America Real Estate Finance: Leading lender to commercial real estate investors and developers. Deep expertise in construction and reposition/bridge lending Consumer and Community Banking: Top 10 National Direct Banking channel offers online savings accounts and CDs with ease of a digital platform Consumer deposit products, residential mortgage and SBA products offered through retail branches Legacy Consumer Mortgages (non-core): Run-off LCM portfolio

Commercial Banking Certain balances may not sum due to rounding. Net of depreciation and maintenance and other operating lease expenses.

Commercial Banking Divisional Performance Commercial Finance Rail

Commercial Banking Divisional Performance Real Estate Finance Business Capital

Consumer Banking

Consumer Banking Divisional Performance Legacy Consumer Mortgages Consumer and Community Banking

2Q20 CECL Reserve Walk ($ in millions) Balance at 12/31/2019 Balance at 12/31/2019 CECL Day 1 impact MOB Acquisition Balance at 1/1/20 1Q20 Allowance Build Balance at 3/31/20 2Q20 Allowance Build Balance at 6/30/20 Allowance for Credit Losses (ACL) – On Balance Sheet Commercial $460 $75 $52 $587 $350 $937 $82 $1,020 Consumer $23 $149 $5 $176 $(2) $174 $9 $183 Total $483 $224 $57(2) $763 $348 $1,111 $91 $1,203 Allowance for Off-Balance Sheet Credit Exposure1 Commercial $37 $8 $8 $53 $65 $118 $(38) $80 Consumer - - $1 $1 $1 $2 $(1) $1 Total $37 $8 $9 $54 $67 $120 $(39) $81 Certain balances may not sum due to rounding. (1) Included in Other Liabilities on the Balance sheet. (2) Net of $39 million in Day 1 charge-offs related to the CECL accounting treatment of certain PCD loans acquired in the MOB acquisition. Total Allowance Build for ACL & Off-B/S Credit Exposure $52

CET 1 Walk COVID impact based on incremental $424 million ACL at end of quarter tax effected at 18.1%. COVID impact in RWA reflects the reduction to RWA due to the ACL increase over the 1.25% threshold ($ in millions) CET1 Capital Risk Weighted Assets Ratio December 31, 2019 $5,444 $45,262 12.0% Legacy CIT CECL adoption (82) 28 -0.2% MOB Acquisition (116) 6,847 -1.8%     January 1, 2020 $5,246 $52,138 10.0%     Q1 CECL COVID impact(1) $(347) $(424) -0.7% Q1 Activity 71 1,042 0.1% March 31, 2020 before new 5-year transition 4,970 52,757 9.4%     New 5-Year Transition Benefit - Both Day1 and 25% of Increase in AACL 188 217 0.3% March 31, 2020 $5,158 $52,973 9.7% Q2 Activity $(113) $(2,238) 0.2% New 5-Year Transition Benefit - 25% of incremental Q2 increase in AACL 5 5 0.0% June 30, 2020 $5,050 $50,740 10.0% (1) Certain balances may not sum due to rounding.

Non-GAAP Disclosures(1) Certain balances may not sum due to rounding. Capital numbers for current quarter are preliminary. Selective reconciliations of non-GAAP measurements to GAAP measurements are included in our quarterly earnings release and not repeated in this presentation. ($ in millions)

Non-GAAP Disclosures(1) Certain balances may not sum due to rounding. Reconciliations of non-GAAP measurements to GAAP measurements that are included in our quarterly earnings release are not repeated in this presentation.